UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

June 3, 2026
Date of Report (Date of earliest event reported)

THE HERSHEY COMPANY
(Exact name of registrant as specified in its charter)

Delaware	1-183	23-0691590
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

19 East Chocolate Avenue
Hershey, PA 17033
(Address of principal executive offices)
(Zip Code)

(717) 534-4200
(Registrant's telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, one dollar par value	HSY	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 3, 2026, the Board of Directors (the “Board”) of The Hershey Company (the “Company”), upon the recommendation of its Governance Committee, appointed Joe Park to serve as a member of the Board, effective June 29, 2026. Mr. Park will serve as a member of the Audit and Finance and Risk Management Committees of the Board.

Mr. Park has over 20 years of experience leading digital transformation, technology strategy, and innovation across global consumer and service organizations. He currently serves as Executive Vice President and Chief Digital and Information Officer at State Farm, where he is responsible for the technology, data, and innovation functions. Prior to joining State Farm, Mr. Park held multiple senior leadership roles at Yum! Brands (“Yum!”), a multinational restaurant corporation, including Chief Digital and Technology Officer and President of Byte by Yum!, an AI-driven restaurant technology platform. He also served as Chief Digital and Technology Officer, Pizza Hut, Global and as Chief Innovation Officer at Yum!. Earlier in his career, Mr. Park served as Vice President, Associate Digital Experience and Enterprise Architecture at Walmart.

The Board has determined that Mr. Park qualifies as an independent director under the New York Stock Exchange listing standards. There is no arrangement or understanding between Mr. Park and any other persons pursuant to which Mr. Park was selected as a director, and there are no transactions that require disclosure under Item 404(a) of Regulation S-K as a result of his appointment to the Board.

Mr. Park will be compensated for his service on the Board in accordance with the Company’s non-employee director compensation program as described in the Company’s proxy statement for its 2026 Annual Meeting of Stockholders filed with the U.S. Securities and Exchange Commission on March 25, 2026.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

	Exhibit Number	Description
	104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE HERSHEY COMPANY

Date: June 9, 2026	By:	/s/ James Turoff
James Turoff Senior Vice President, General Counsel and Secretary